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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-35603.


                                      /s/ ARTHUR ANDERSEN LLP


Birmingham, Alabama
March 30, 1998